Innovus Pharmaceuticals, Inc. (OTCQB: INNV)

A Leader in the OTC/Consumer Care for Men's and Women's Health & Respiratory Diseases



Vesele
EJECTDELAY
Zestra
BEYOND HUMAN
TESTOSTERONE BOOSTER
BEYOND HUMAN
OMEGA 3 FISH OIL EPA/DHA
RecalMax
BEYOND HUMAN
BLOOD SUGAR SUPPORT
GREEN COFFEE
GCBE
RASPBERRY KETONE
Colon Cleanse
Vision Formula
BEYOND HUMAN
Krill Oil
Sensum+

Rodman & Renshaw Presentation

September 12, 2016

innovus pharma

Safe-Harbor Statement

Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described, including, but not limited to, Innovus Pharmaceuticals, Inc.'s (the "Company") ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company. Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company's most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings. Company disclaims any intention to update this presentation.

Innovus Pharma

- Based in San Diego, Innovus Pharma is an emerging leader in OTC/Consumer care products in men's and women's health and respiratory diseases

- We generate revenues from sixteen commercial products on a worldwide basis.

  We achieved positive operating cash flow in 2Q 2016 and expect to be profitable for fiscal year 2017

- We grow by acquiring or in-licensing high value, revenue generating assets in men's and women's health and respiratory diseases

Commercial Portfolio

Men's Health Franchise

Product	Indication	Countries Marketed
EjectDelay®	Premature Ejaculation	US, Canada
Sensum+®	Increase in Penile Sensitivity	US, UK, Morocco
Vesele®	Increase in sexual and cognitive health	US, UK
Androferti®	Increase in sperm count and motility	US
BTH® Testosterone Booster	Male Vitality	US
BTH® Human Growth Agent	Muscle Health	US
RecalMax™	Brain Health	US

Commercial Portfolio

Women's Health Franchise

Product	Indication	Countries Marketed
Zestra®	Female Desire & Arousal	US, UK, Canada, Morocco, UAE
Zestra Glide®	Water Based Lubricant	US, Canada, MENA
Vesele®	Increase in Sexual & Cognitive Health	US, UK
RecalMax™	Brain Health	US

Drug Product Pipeline

Respiratory Franchise

Product	Indication	Status
FlutiCare™	Allergic Rhinitis	Awaiting FDA approval

2016 US Anticipated Product Launches

Product	Indication	Timeline Expected
Sensum+®	Increase in Penile Sensitivity	September 2016
Xyralid®	Hemorrhoids	November 2016

innovus pharma

Target Markets

Target Markets

> $4B


Zestra
Vesele
BEYOND HUMAN
TESTOSTERONE BOOSTER
RecalMax

Female Sexual Dysfunction

$1B

Premature Ejaculation
Reduced Penile Sensitivity
Testosterone Replacement

$1B

Allergic Rhinitis

$1B

Brain Health

$1B

innovus pharma

Commercialization Overview

> $500M in Potential Sales Milestones


ORIMED PHARMA
DanaLife ApS
innovus pharma
EUROP
tramorgan
biogenics
SOUTH AMERICA
AFRICA
AUST
Sothema
KLAB
ELIS PHARMACEUTICALS
vation Pharm
resources
tabuk
BroadMed

65 Countries

13 Partners

innovus pharma

Management & Board of Directors

Proven & Experienced Team from Leading Publically Traded Life Science Companies

Management Team

Bassam Damaj, Ph.D.
President & CEO, Director

Robert E. Hoffman
EVP & CFO

Randy Berholtz, Esq.
Acting General Counsel

Board of Directors

Henry Esber, Ph.D.
Chairman of Board

Ziad Mirza, MD
Director

Vivian Liu
Director

Advisory Board

Hans Christinger

*Management Team, Board and Advisory Board Past or Present Affiliations. All Trademarks are owned by their respective companies

2016 Accomplishments to Date

- ***Over 400% Revenue Increase in Q2 2016 to Over $1M***

- ***Turned Cash Flow Positive From Operations in Q2 2016 With Over $256,000 in Cash Flows***

- ***Grew Pipeline to 16 Commercialized Products and 4 Pipeline Products***
  - ***Commercial***: Zestra®, EjectDelay® , Sensum+®,Zestra Glide®, Vesele®, Androferti®, BTH® Testosterone, BTH® HGA, BTH® Vision, BTH® Blood Sugar, BTH® GCBE, BTH® Colon Cleans, BTH® Ketones, RecalMax™
  - ***Pipeline:*** (Fluticare™ OTC (Fluticasone propionate NS), Xyralid® (Lidocaine), Androvit® and Urocis® XR

- ***Acquisition of Beyond Human Franchise***
  - Product sold over $1.3 M in 2014 and over $2.2 M in 2015.
  - Completed acquisition in March 2016

- ***Signed Nine Commercial Partnerships***
  - Nine commercial partnerships signed with over $500M in potential sales milestones plus royalties in 65 countries

- ***Strengthened our Financials***
  - Raised over $5M
  - Repaid all outstanding and due debt

Why Invest in Innovus?

Well Positioned for Rapid Growth with > $500M in Potential Sales Milestones

2016-Q2: Cash Flow Positive
2017E: Profitability

innovus pharma

Strong Commercial Revenue Generating Product Pipelines

Experienced and Proven Management Team

Strong Intellectual Property and Clinical Data

Financial Snapshot
OTCQB: INNV

Cash on-hand provides sufficient capital to support the current operating plan through Q3 2017

~102.7 M†
Shares Outstanding


Company Revenues ($M)
0.75
1.25
5
15
2015
2016 HY
2016 E
2017 E

~27.7 M†
Market Cap

† as of September 7, 2016

innovus pharma

FlutiCare™

Fluticasone Propionate Nasal Spray for the Management of the nasal symptoms of seasonal and perennial allergic and non-allergic rhinitis


DESIGN 2
A. BASE GRAPHIC FRONTAL VIEW
30" PDQ
FlutiCare
FULL PRESCRIPTION STRENGTH NASAL ALLERGY RELIEF WITHOUT A PRESCRIPTION
COUNTER DISPLAY
SKINNY TOWER


ORIGINAL PRESCRIPTION STRENGTH
FlutiCare
Fluticasone Propionate Nasal Spray, USP, 50 mcg
NASAL ALLERGY SYMPTOM RELIEVER
24 HR RELIEF OF:
Nasal Congestion
Runny Nose
Sneezing
Itchy Nose
120 SPRAYS

innovus pharma

FlutiCare™

FlutiCare™ contains the Nasal Steroid Active that is Physician Recommended and Consumer Preferred

- ANDA filed by our manufacturer end of 2014 - Awaiting FDA Approval
- #1 form used and prescribed by patients[1]
- Engrained in patients' allergy management
- Effective and safe
- Expected launch 2017 pending FDA approval


NEW!
FlutiCare
NON DROWSY
NASAL ALLERGY
RELIEVER
FULL PRESCRIPTION STRENGTH
Nasal Congestion
Sneezing
Runny Nose
Itchy Nose
FlutiCare
120 METERED SPRAYS

[1]Data for nasal steroids since 2007

FlutiCare™



>177 million units of FlutiCare™ product form dispensed since 2007*


>177M
2M



Only 2 million Flonase units dispensed since 2007*

- FlutiCare™ product form firmly fixed in consumer minds
- Leverage recognition of FlutiCare™ product form on branded offering as a means of driving purchase intent
- Expect to retain 15% of current prescription once OTC switch takes place

innovus pharma

* IMS Health Data

FlutiCare™ Commercial

Innovus Pharma is well established as vendor of record

- Tier 1-85% of Allergy Category Sales

- Tier 2 - 15% of Allergy Category Sales

Why Invest in Innovus

- **Cash Flow Positive Commercial Revenue Generating Company**
  - Over $1M in revenues reported in Q2 2016
  - Cash flow positive from operations in 2Q2016 with over $256K
  - 16 commercial products in multiple high value markets
  - High value product pipeline targeting over $1Billion US market (Fluticare™ - Fluticasone propionate SP)
- **High Growth & Revenues**
  - $5 million projected revenues for 2016 and $15 million for 2017.
- **Multiple Near-Term Milestones**
  - FDA potential approval of FlutiCare™ ANDA
  - Two new product launches expected in 2016 and one in 2017
  - Expecting profitability in 2017
- **Unique Business Strategy and Niche Market**
  - Clinically-proven products with established sales channels
  - Leader in direct to consumer sales and marketing
  - Leveraging established commercial partners in underserved geographies
- **Experienced and Proven Management Team**

Contact

Bassam Damaj, Ph.D.
President & CEO

Robert E. Hoffman
EVP & CFO

+1 858 964-5123
bdamaj@innovuspharma.com
rhoffman@innovuspharma.com

innovus pharma